Nuveen Dividend Growth Fund	Ticker ETF Class–NUDG Listing Exchange NYSE Arca, Inc.	19 May 2026

This summary prospectus describes only the ETF Class shares of the Fund. The Fund is for long-term investors. The Fund’s ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable. An investment in the Fund’s ETF Class shares is not an investment in a mutual fund. In addition to the ETF Class shares, the Fund also offers the following mutual fund classes of shares: Class A, Class C, Class R6 and Class I in a separate prospectus.

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 19, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling ETF Class shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

ETF Class
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.75%
Fee Waivers and/or Expense Reimbursements[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.61%

1 The ETF Class shares of the Fund are new, so the “Other Expenses” shown for the class are based on estimated fees and expenses for the ETF Class’s first fiscal year.

2 Nuveen Fund Advisors, LLC, the Fund’s investment adviser, has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the ETF Class (excluding interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the current total annual operating expenses of Class R6 shares of the Fund (which as of the Mutual Fund’s most recent prospectus was 0.61%) through July 31, 2028 or 1.25% of the average daily net assets of any class of Fund shares after July 31, 2028. The expense limitation expiring July 31, 2028 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the ETF Class of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the ETF Class of the Fund for the time periods indicated and then sell all of your shares at the end of a period. The example also assumes that your investment has a

Summary Prospectus

5% return each year and that the operating expenses of the ETF Class are at the lesser of the Total Annual Fund Operating Expenses or the applicable expense limitation. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ETF Class
1 Year	$62
3 Years	$208
5 Years	$386
10 Years	$901

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and preferred securities. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market.

The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non- U.S. equity securities that are U.S. dollar-denominated.

The Fund’s sub-adviser is focused on bottom-up fundamental analysis to identify what it believes to be the highest quality companies that meet the Fund’s investment criteria. When selecting companies, the sub-adviser evaluates certain factors, including a sound business model, strong overall financial position, earnings growth, return on equity, quality of management, potential for dividend growth, market valuation and the commitment to return cash to shareholders.

Principal Risks

The value of your investment in this Fund may change throughout the day each day the ETF Class shares' primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Dividend-Paying Security Risk—The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. Depending on market conditions, dividend paying securities that meet the Fund’s investment objectives may not be widely available or may be concentrated in only a few market sectors. This may limit the ability of the Fund to produce income while remaining diversified.

Equity Security Risk—Equity securities in the Fund’s portfolio, including common stocks and preferred securities, may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Holders of common stock generally are subject to more risks than holders of preferred securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred security holders. Given the Fund's focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

Information Technology Sector Risk—The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Small- and Mid-Cap Company Risk—Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations and lower liquidity, than security prices of larger, more established companies or broader market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

The following is a description of the additional principal risks of investing in the ETF Class shares of the Fund, due to the shares being listed on a national securities exchange:

Market Trading Risk—The share class is an ETF share class, and as with all ETFs, ETF Class shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of an ETF Class share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy ETF Class shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the ETF Class’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the ETF Class’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the ETF Class’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the ETF Class’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the ETF Class’s shares. In the event market makers cease making a market in the ETF Class’s shares or authorized participants stop submitting creation or redemption orders, ETF Class shares may trade at a larger premium or discount to NAV.

Service Provider Operational Risk— The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The ETF Class shares of the Fund are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance for the Class R6 shares of the Fund, a mutual fund class of shares of the Fund not offered in this Prospectus. Returns of the ETF Class shares of the Fund may vary from the returns of the Class R6 shares of the Fund due to differences in expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class R6 shares.

Annual Total Return*

*Class R6 year-to-date total return as of March 31, 2026 was -2.10%. As of the date of the Prospectus, the ETF Class shares of the Fund had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Fund’s Class R6 shares, a mutual fund class of shares of the Fund not offered in this Prospectus. Returns for the ETF Class shares and Class R6 shares may vary due to differences in their expenses.

During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 15.12%
and -19.04%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.

The table below shows the variability of the average annual returns of the Class R6 shares of the Fund and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R6 shares only; after-tax returns for the ETF Class will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2025
	Inception Date	1 Year	5 Years	10 Years
Class R6 (return before taxes)	3/25/13	10.07%	11.41%	12.36%
Class R6 (return after taxes on distributions)		7.60%	10.00%	10.96%
Class R6 (return after taxes on distributions and sale of Fund shares)		7.31%	8.88%	9.93%
S&P 500® Index[1]
(reflects no deduction for fees, expenses or taxes)		17.88%	14.42%	14.82%
Lipper Equity Income Funds Classification Average[2]
(reflects no deduction for taxes or sales loads)		13.22%	10.61%	10.29%

[1]	An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization.
[2]	Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David A. Chalupnik, CFA	Senior Managing Director	June 2019
David S. Park, CFA	Managing Director	June 2019
Charles J. Carr, CFA	Senior Managing Director	April 2026

Purchase and Sale of ETF Class Shares

Same as a standalone ETF, shares of the ETF Class are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices; unlike other share classes of the Fund, individual ETF Class shares are not redeemable. Because ETF Class shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for ETF Class shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the ETF Class shares, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the ETF Class share’s website at www.nuveen.com/etf.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the ETF Class through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the ETF Class over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MPM-DGETF-0526P